UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 9, 2024

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On May 5, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Alzamend Neuro, Inc. (the “Company”) dismissed Baker Tilly US, LLP (“Baker Tilly”) as the Company's independent registered public accounting firm, effective immediately. The dismissal was not related to any disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Baker Tilly’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended April 30, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except such report for the fiscal year ended April 30, 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern. The Company disclosed for the fiscal years ended April 30, 2023 and 2022, that its internal control over financial reporting was not effective due to a material weakness in its internal controls.

During the fiscal years ended April 30, 2023 and 2022, as well as the subsequent interim periods through the date of dismissal, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference thereto in their reports on the financial statements for such years, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Baker Tilly with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Baker Tilly furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by Baker Tilly, dated May 9, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On May 5, 2024, the Audit Committee approved the engagement of Haskell & White LLP (“H&W”) as the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2024, effective immediately. During the Company’s two most recent fiscal years ended April 30, 2023 and 2022, as well as the subsequent interim periods through the engagement of H&W, neither the Company nor anyone acting on its behalf consulted with H&W regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

16.1	Letter from Baker Tilly US, LLP dated May 9, 2024.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: May 9, 2024	/s/ David J. Katzoff
David J. Katzoff
Chief Financial Officer